UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23059

CLOUGH FUNDS TRUST
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

303.623.2577
(Registrant’s telephone number, including area code)

Abigail J. Murray, Secretary
Clough Funds Trust
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and address of agent for service)

Date of fiscal year end:    October 31

Date of reporting period:  November 1, 2015 – April 30, 2016

Item 1.   Report to Stockholders.

SEMI-ANNUAL

April 30, 2016

Clough Capital Partners L.P.
Boston • Hong Kong

CLOUGH FUNDS TRUST

CLOUGH GLOBAL LONG/SHORT FUND

Clough Global Long/Short Fund	Table of Contents

Shareholder Letter	2
Portfolio Allocation	6
Disclosure of Fund Expenses	8
Statement of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	20
Additional Information	29

Clough Global Long/Short Fund	Shareholder Letter

April 30, 2016 (Unaudited)

Dear Shareholders:

The six month period ending April 30th proved to be a difficult period for the Clough Global Long/Short Fund (the “Fund”). Several important long holdings declined at the same time some of our short positions rallied against us. On a sector basis energy was the most profitable theme. These gains were offset by declines in bank stocks, which fell in response to flattening yield curves and the negative interest rate regimes established by central banks in Japan and Europe. At the same time a rally in so-called risk assets carried several of our emerging market bank shorts higher. We think all of these trends are unsustainable and the portfolio is well positioned as these trends unwind and stock prices respond to fundamental reality.

Among individual stocks our most profitable holdings were made up of crude oil producers with strong low cost reserve assets, including WPX Energy, Sanchez Energy Corp and Continental Resources. Many of these investments were established in the first quarter as it became obvious to us that crude oil was entering an up cycle which could last several years. Stocks that moved against us included Restoration Hardware, an upscale furniture retailer, two financial companies, MGIC Investment Corp., Citigroup; and as noted above, short positions in two Brazilian banks, Banco Bradesco SA and Itau Unibanco Holding.

It has been widely noted that the beginning of 2016 was very challenging for active managers and particularly for long/short strategies. The purpose of this letter is to describe our strategies going forward.

The portfolio today is invested across a wide number of strategies. These include investments in companies generating high levels of free cash flow, deep value stocks such as U.S. financials, healthcare and Asian consumer companies. In recent months we increased exposure in both the energy sector and in companies we see as beneficiaries of a global semiconductor capital investment cycle. Our investment case for each follows.

Cash Flow: Cable Broadband

A key component of our investment search process sifts for durable businesses with recurring revenues and strong defenses against price competition. We also demand they generate high free cash flow yields and be able to reinvest that free cash at high reinvestment rates, creating so-called “compounders.” Compounding free cash flow invested at high rates of return indicates growing value in the business. Today over 6% of the Fund’s long portfolio is invested either directly or indirectly in broadband connectivity through both cable and satellite providers.

Cable broadband is becoming for all intents and purposes an oligopoly and company economics have improved dramatically now that the industry has consolidated into fewer players. Consolidation not only supports pricing power, but also provides leverage in negotiations with content suppliers. For example, we believe the merger of Charter Communications and Time Warner Cable will not only offer tremendous cost synergies, but will also likely allow Charter to benefit from Time Warner’s more favorable deals with content suppliers. The Fund’s three largest current holdings in the cable broadband space are Comcast Corp., ViaSat Inc., and Liberty Broadband, which is essentially Charter at a discount as Liberty holds a large investment in Charter.

We think the stocks will sell at higher valuations than they do today. They have been held back by fears that direct to consumer video services and “cord cutting” will erode revenues as subscribers try to reduce spending by paying only for what they want to watch. Millennials in particular are heavy users of both mobile and internet services and they are most likely to live in broadband-only homes. For companies like Comcast and Charter, this is an important positive. Streaming services require Internet service, which is where the cable companies dominate. Cable companies also offer a pricing advantage by offering triple-play services (video-cable-voice) at a discount to a combination of products sourced from standalone competitors. Comcast currently generates a 6–7% free cash flow yield, and we think that cash flow yield will increase, particularly as their major capital spending cycle peaks.

Energy

In an industry which has a cyclical component, we try to assess when investment capacity has collapsed to an extent its ability to maintain supplies has fallen behind demand levels. In the energy industry that happened in a remarkably short time, and for those companies with sustainable balance sheets and low cost reserves, returns are bottoming. The oil rig count is down 78% from its peak. Shale oil production is finally declining and we think it is unlikely it can be stabilized at current levels; the rig count is simply too low. U.S. crude production is down 6% since peaking in June of 2015, and that downturn is accelerating.

It was thought earlier that recovery in crude prices would quickly result in shale oil production startups, but that is no longer possible for two reasons. Banks and other providers of funding for speculative drilling ventures are nursing too many non-performing loans to continue lending. Loan defaults force lenders to refuse funding unprofitable drillers. The net debt of publicly listed oil and gas companies has tripled over the past decade to $549 billion and that excludes state-owned companies, according to a Wall Street Journal report.

In addition, many operators have laid down the majority of their rigs and let crews migrate away from the major oil producing areas. U.S. oil production is falling at an annual rate of 100 million barrels per day. According to a recent Merrill Lynch study, oil would have to sell $10 per barrel higher (over $60) to allow new drilling ventures and rebuild crews. Even $40–50 oil leaves producers cash-constrained unless they are sitting on the most productive fields.

Our investments in this area are focused on a select group of producers with low cost reserves that provide lifting costs of $10–20 per barrel and strong balance sheets, which we believe allows them to be profitable at the current price of oil. These investments are currently offset by short positions in offshore drillers where the outlook is not as attractive.

2	www.cloughglobal.com

Clough Global Long/Short Fund	Shareholder Letter

April 30, 2016 (Unaudited)
Healthcare

We have invested a tremendous amount of research to make sure we understand the underlying trends in healthcare spending and profitability, and we believe the selloff in the sector during the first quarter—though difficult in the short term—offers tremendous opportunities today. As is often the case when a sector falls out of favor, good companies are thrown out with the bad. A number of strong biotech franchises are selling at low-teens multiples of growing earnings streams and at a significant discount to the market multiple. With the end of the practice of so-called “foreign tax inversions,” we suspect U.S. pharmaceutical companies will once again turn to domestic biotech and specialty pharmaceutical franchises to build product depth. Not only do we see valuable franchises selling at their lowest valuations in years, but we also expect merger and acquisition activity in health care to be robust in the coming months.

North American Capital Market Banks

JP Morgan, Citigroup, and Bank of America have been long-term Fund holdings. From time to time they have been pair traded with short positions in European banks which lack capital strength and have been forced to shrink their market exposure. As credit concerns rose in January–February, the stocks, which were already selling at a 40% discount to the market and discounts to tangible book, sold off indiscriminately. However, we think the industry’s dynamics have secularly changed for the better and profitability is becoming more stable. The major banks have reported first quarter results which suffered from weak capital market activities and a flat yield curve. In other words, the operating environment could not be worse and we saw what bedrock earnings look like in the quarter.

Their earnings reports were impressive. Major U.S. banks gained market share, added further to excess capital, further cut costs, and most importantly from our perspective, grew their consumer and mortgage books. In some instances, earnings from those sectors grew at double digit rates. We think the existence of many community and regional banks will come into question. Their branch networks are very costly and we do not believe they have the resources to invest in the technologies necessary to achieve scale. The large banks have important competitive strength, particularly in the mortgage origination and credit card businesses.

The credit card portfolio is the top asset for a U.S. bank today and the issuer has the greatest chance to grow revenues in an internet banking world. Bank of America and JP Morgan Chase dominate this business and enjoy mid to high single digit revenue growth in their credit card businesses. Bank of America issued 1.2 million new cards in the first quarter alone. That bank in particular has a unique opportunity to reduce costs: its efficiency ratio of 73% is higher than the high 50s sported by Citigroup and JP Morgan making reducing it a key management objective.

In international banking, Citi is the last man standing. Virtually every major foreign competitive institution is being forced to shrink its market exposure due to capital shortfalls. Its valuable assets include Banamex, Mexico’s second largest bank and a major consumer lender. Only 44% of Mexicans have a bank account and the Mexican government is promoting efforts to bring more of its citizens into the formal financial network.

So far the market refuses to recognize how rapidly excess capital (over Basel requirements) has been growing for the major banks. For example, in a recent analyst presentation Bank of America noted that it had written off or paid in fines and fees in excess of $180 billion since 2011, an amount greater than its total market capitalization today. Yet at year end 2014, the company reported $22 billion in excess capital, a testament to how profitable the underlying bank has become. We suspect it is substantially higher today.

We have stepped up our long U.S./short European bank trade now that both legs seem to be working. Non-performing loans in Europe’s banks have risen from 2.6% in 2008 to 6.3% in 2015, according to the European Central Bank (ECB). Doubtful loans in Italian banks at 400 billion Euros are 15% of total loans and credits. We think there is zero equity in many of these institutions and the fact that bondholders have been tagged for losses makes new capital hesitant. We think the market may come to the same conclusion as we have.

A New Semiconductor Capital Investment Cycle Centered on China

We believe China builds too much capacity everywhere. In steel, coal, aluminum, retailing, any number of sectors, particularly if state-owned enterprises (SOEs) get involved, capital is destroyed. However, these investment cycles can be very profitable for global suppliers. For example, the commodities boom that continued for over a decade proved immensely profitable not only for iron ore producers, but also for the industry’s equipment suppliers. Now investment will move to semiconductors.

Sixty percent of the world’s semiconductors are used in China, yet China manufactures only 10–15% of them. China now imports more semiconductor chips than crude oil and semiconductor logic and memory chips are considered a strategic asset.

3D NAND flash is a type of flash memory that stacks memory cells on top of each other. This is a secular driver of growth in semiconductors. We fell this capability in NAND is critical and China is about to try to build it. This appears to be a multi-year cycle. We believe that Lam Research is particularly well-positioned to receive a significant market share of the orders.

Semi-Annual Report | April 30, 2016	3

Clough Global Long/Short Fund	Shareholder Letter

April 30, 2016 (Unaudited)

China has tried to buy technology through acquisition but was often thwarted by the target’s government. Tsinghua’s bid for Micron Technologies was the most prominent example of that, but now China has broken ground on a new fabrication plant and projects to spend $25 billion over four years to manufacture NAND. These are difficult technologies. Taiwanese manufacturers invested $11 billion in 2007 for a similar facility but failed. Samsung is currently the world leader in the technology.

The Fund currently has an investment in Lam Research, an equipment manufacturer with leadership in the manufacturing of equipment for 3D NAND. The company has been growing by gaining share in a flat market, but we believe that China’s entry will accelerate the company’s growth substantially. Valuation is very attractive with its stock selling for 11x earnings, possessing a highly liquid balance sheet, and 15% top line growth.

The Fund’s Non-U.S. Exposure is Still Concentrated in Asia

Given the performance of emerging market investing in recent years, one might question what the opportunity is. Most emerging markets have provided nothing but headwinds for well-known and often reported reasons. On the other hand, markets in both Europe and Japan have attracted substantial interest from investors who believe that active central banks would support those markets. But even those markets have disappointed; in Europe because the banks were never cleared of bad debt and in Japan because of the lack of structural reform. The profit cycle is weakening in Japan and we have reduced those positions but we like the rest of Asia.

We live in a debt-leveraged, low-growth world. Despite years and over $11 trillion of central bank liquidity pumping, developed economies struggle to sustain 1–2% growth rates. The only geography on the planet that we believe offers the promise of growing economies is Asia, primarily China. That is the reason we have chosen to invest heavily in bottom-up fundamental company research, with teams of analysts in both Boston and Hong Kong.

In spite of negative headlines, institutional investors are moving to China. Warburg Pincus reportedly is seeking to raise $2 billion for a new private equity fund which will invest alongside its $12 billion global fund, according to the Wall Street Journal. Hong Kong-based alternative investment management firm PAG raised $3.6 billion in December to do the same thing. In total, $41 billion was raised in 2015 in private equity compared with $2.9 billion for Japan and $12.1 billion for India.

China’s economy will likely not decline for the foreseeable future, but overall profits could. We believe government-announced growth targets are useless but domestic household savings are high and are being spent. What remains unresolved, and it is a big deal, is whether China will continue to reform the financial sector and will slow capital destruction by refusing to prop up deteriorating state enterprises. Recent reports that Chinese banks plan to package and sell loans packaged as securities means the banks will likely be forced to take sharp losses on those loans and is strong evidence to us that financial sector reform is real. Our strategy through this process is to hold long strong emerging consumer franchises in China and, on occasion, short the banks.

China has successfully restructured in the past when times were tough. A similar restructuring occurred in 2000 when non-performing loans in state-owned companies were simply transferred to non-bank asset managers. Subsequently only 20% of the face value of those loans was recovered. This is not as negative as it reads. The vast bulk of loans in China are to local governments and state-owned companies, so in one sense the government owes money to itself. Loans to households and private companies are rather modest in the aggregate. State banks were never established to service those markets.

Finally, devaluing the currency will not help the economy as we feel there is no demand at any price for all the excess industrial capacity China has built, so it will become difficult to keep exporting it. We suspect the downside for the currency is limited to 10–12% simply because the terms of trade are so favorable to China that a lower currency would be very stimulative and stock market positive.

If China successfully reforms its financial sector—and we understand it is very difficult to do politically with so many entrenched interests in the old economy—we think a significant new bull market could begin. If China does not make the right choices, then we could be charged with wasting our time following it.

What we know from history is that failure on the part of either China or India to continue with financial market reform will make it hard to find a bull market anywhere. We do believe that progress on reform, even if frustratingly slow, is likely to bring about the next bull market and it will be in Asia.

A Number of Current Themes in Our Short Book

1)
European banks will soon embark on waves of capital rebuilding. Bad loans continue to build and the failure of European stocks to respond to aggressive ECB reflation points to a weak profit cycle and further deterioration in bank loan quality.

2)
Deep water drillers are well into a deteriorating profit cycle which we think won’t bottom for several years. The price of crude oil would have to be sustained at levels above $80 per barrel to reverse the collapse in rig usage which is underway. Some drillers will face severe financial stress.

3)
Commercial aerospace managements and global airlines will likely face excess capacity and deteriorating pricing for an extended period. Huge backlogs for both narrow and wide body aircraft built in more optimistic times will prove troublesome not only for the original equipment manufacturers and their suppliers, but also for the airlines, which will face increasing competition from both Middle Eastern and Asian airlines.

4	www.cloughglobal.com

Clough Global Long/Short Fund	Shareholder Letter

April 30, 2016 (Unaudited)

4)	We think investment in global liquefied natural gas (LNG) facilities will provide far more LNG than the world can use.

In a world in which large growth stocks have been bid up to valuations which often leave limited upside, we try to find value in sectors which have been left behind for reasons we think are invalid or irrelevant. For the past several years, investors have benefitted from a persistent rise in the broad equity market powered by earnings growth and P/E expansion across virtually all sectors. Exchange Traded Funds (ETFs), particularly of the index variety, were very efficient at capturing that rise. Today, we see far more divergences in earnings trends among industries, some up and some down. This is much more difficult environment for index investing. A passive holder of the S&P 500 may be looking at flat returns in the years ahead. We think underlying sector performance in a slow growth world will be more volatile and varied, creating a much greater opportunity set for active fundamental investing, particularly of the long/short variety.

If you have any questions about your investment, please call 1-877-256-8445.

Sincerely,

Charles I. Clough, Jr.

Semi-Annual Report | April 30, 2016	5

Clough Global Long/Short Fund	Portfolio Allocation

April 30, 2016 (Unaudited)

Performance (as of April 30, 2016)

	1 Month	Quarter	YTD	Since Inception†
Class A - NAV*	0.98%	-1.06%	-7.46%	-6.10%
Class A - MOP*	-4.62%	-6.53%	-12.51%	-10.02%
Class C - NAV*	0.87%	-1.27%	-7.74%	-6.45%
Class C - CDSC*	-0.13%	-2.26%	-8.66%	-6.45%
Class I - NAV^	0.98%	-1.06%	-7.46%	-5.84%
S&P 500 Total Return Index(a)	0.39%	7.05%	1.74%	2.36%
HFRI Equity Hedge (Total) Index(b)	1.12%	4.18%	-0.60%	-1.18%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (855) 425-6844 or by visiting www.cloughglobal.com.

†	Fund’s commencement date is September 30, 2015.

*	Returns shown prior to 9/30/2015 are based on the returns of Clough Global Long/Short Fund LP Predecessor adjusted for fees and expenses.

^	Returns shown prior to 9/30/2015 are based on the returns of Clough Global Long/Short Fund LP Predecessor.

(a)
The Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Index performance does not reflect fund performance. An investor cannot invest directly in an index.

(b)
An index designed by Hedge Fund Research, Inc. to represent the performance of investment managers who maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed by such managers to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The HFRI family of indices reserves the right to revise historical performance data for a period of up to four months following the as of date. The performance shown was calculated using current, available data at the time of publication, but is subject to change outside of the control of the Fund and its affiliates. An investor cannot invest directly in an index.

Returns of less than 1 year are cumulative.

An investor cannot invest directly in an index.

The Fund is new and has a limited operating history.

Performance of $10,000 Initial Investment (as of April 30, 2016)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception, including the Predecessor. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6	www.cloughglobal.com

Clough Global Long/Short Fund	Portfolio Allocation

April 30, 2016 (Unaudited)

Top Ten Long Holdings (as a % of Net Assets)*
Bank of America Corp.	3.26%
Citigroup, Inc.	2.92%
Liberty Ventures - Series A	2.47%
Anadarko Petroleum Corp.	2.28%
Apache Corp.	2.22%
Hess Corp.	2.20%
IMAX Corp.	2.14%
Liberty Broadband Corp. - Class C	2.12%
BP PLC - Sponsored ADR	2.05%
Continental Resources, Inc.	1.73%
Top Ten Holdings	23.39%

*	Holdings are subject to change

Sector Allocation **	Long Exposure % TNA	Short Exposure % TNA	Net Exposure % TNA
Consumer Discretionary	25.50%	-4.32%	21.18%
Consumer Staples	2.92%	-4.81%	-1.89%
Energy	22.63%	-2.33%	20.30%
Exchange Traded Funds	1.19%	-4.90%	-3.71%
Financials	12.87%	-5.42%	7.45%
Health Care	8.03%	-0.75%	7.28%
Industrials	4.59%	-6.56%	-1.97%
Information Technology	10.01%	-5.14%	4.87%
Materials	1.06%	-0.67%	0.39%
Real Estate	5.55%	0.00%	5.55%
Telecommunication Services	1.10%	0.00%	1.10%
Total Investments	95.45%	-34.90%	60.55%

Country Allocation **	Long Exposure % TNA	Short Exposure % TNA	Net Exposure % TNA
China	7.89%	0.00%	7.89%
Europe	5.07%	-5.01%	0.06%
Japan	1.38%	-0.62%	0.76%
Other Developed Markets	3.29%	-0.73%	2.56%
Other Emerging Markets	0.00%	-1.72%	-1.72%
United States	77.82%	-26.83%	50.99%
Total Investments	95.45%	-34.91%	60.54%

**	Allocation summaries calculated as percent of total net assets using market value of cash traded securities, notional value of derivative contracts and excluding short-term investments and futures.

Semi-Annual Report | April 30, 2016	7

Clough Global Long/Short Fund	Disclosure of Fund Expenses

April 30, 2016 (Unaudited)

Examples. As a shareholder of the Clough Global Long/Short Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2015 and held through April 30, 2016.

Actual Expenses. The first line of the table below provides information about actual account values  and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period November 1, 2015 – April 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values  and expenses  may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/2015	Ending Account Value 4/30/16	Expense Ratio(a)(b)	Expenses Paid During period 11/1/2015 - 4/30/16(c)

Clough Global Long/Short Fund
Class A
Actual	$1,000.00	$906.40	2.93%	$13.89
Hypothetical (5% return before expenses)	$1,000.00	$1,010.29	2.93%	$14.64
Class C
Actual	$1,000.00	$906.40	3.58%	$16.97
Hypothetical (5% return before expenses)	$1,000.00	$1,007.06	3.58%	$17.87
Class I
Actual	$1,000.00	$907.40	2.58%	$12.24
Hypothetical (5% return before expenses)	$1,000.00	$1,012.03	2.58%	$12.91

(a)	Expense ratio excluding interest expense and dividends paid on borrowed securities for the Clough Global Long/Short Fund is 1.95%, 2.60% and 1.60% for Class A, Class C and Class I respectively.
(b)	Annualized, based on the Fund's most recent fiscal half year expenses.
(c)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182)/366 (to reflect the half-year period).

8	www.cloughglobal.com

Clough Global Long/Short Fund	Statement of Investments

April 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS 92.42%
Consumer Discretionary 25.50%
Amazon.com, Inc.(a)	520	$342,987
Anta Sports Products, Ltd.	165,000	422,024
Blue Nile, Inc.	18,461	475,924
Cable One, Inc.(b)	1,000	458,960
CarMax, Inc.(a)	6,700	354,765
Charter Communications, Inc. ‐ Class A(a)(b)	700	148,568
China ZhengTong Auto Services Holdings, Ltd.	303,500	124,422
Comcast Corp. ‐ Class A	9,695	589,068
DR Horton, Inc.(b)	9,408	282,804
IMAX Corp.(a)	28,660	917,120
JD.com, Inc. ‐ ADR(a)	4,300	109,908
Lennar Corp. ‐ Class A(b)	9,601	435,021
Liberty Braves Group ‐ Class C(a)	1,577	23,530
Liberty Broadband Corp. ‐ Class C(a)	15,859	907,928
Liberty Global PLC ‐ Class A(a)	2,700	101,871
Liberty Media Group ‐ Class C(a)	3,943	70,970
Liberty SiriusXM Group ‐ Class C(a)	15,771	504,987
Liberty Ventures ‐ Series A(a)	26,452	1,058,080
Man Wah Holdings, Ltd.	158,000	184,543
Manchester United PLC ‐ Class A	15,200	259,768
Monro Muffler Brake, Inc.	5,900	408,398
Pacific Textiles Holdings, Ltd.	118,000	152,123
Papa Murphy's Holdings, Inc.(a)(b)	13,500	169,560
Pool Corp.	3,400	297,194
PulteGroup, Inc.	16,400	301,596
Service Corp. International	11,300	301,371
Signet Jewelers, Ltd.	4,635	503,176
Sony Corp.	5,500	143,600
TRI Pointe Group, Inc.(a)	26,800	310,880
Wayfair, Inc. ‐ Class A(a)(b)	10,600	400,150
William Lyon Homes ‐ Class A(a)	12,400	174,840
		10,936,136

Consumer Staples 2.14%
China Resources Beer Holdings Company, Ltd.	66,000	145,326
CVS Health Corp.	2,800	281,400
Prestige Brands Holdings, Inc.(a)	4,600	261,188
WH Group, Ltd.(a)	286,000	231,546
		919,460

Energy 22.63%
Anadarko Petroleum Corp.	18,500	976,060
Antero Resources Corp.(a)	7,700	217,910
Apache Corp.(b)	17,500	952,000
BP PLC ‐ Sponsored ADR	26,200	879,796
Concho Resources, Inc.(a)	5,150	598,275

	Shares	Value
Energy (continued)
Continental Resources, Inc.(a)	19,900	$741,474
Devon Energy Corp.	11,800	409,224
Energen Corp.	4,900	208,201
Helix Energy Solutions Group, Inc.(a)(b)	22,700	195,901
Hess Corp.	15,800	941,996
Marathon Oil Corp.	20,900	294,481
Newfield Exploration Co.(a)	11,800	427,750
Noble Energy, Inc.	8,500	306,935
Occidental Petroleum Corp.	7,900	605,535
Parsley Energy, Inc. ‐ Class A(a)	11,100	259,962
Pioneer Natural Resources Co.	2,700	448,470
Sanchez Energy Corp.(a)	41,700	374,883
WPX Energy, Inc.(a)(b)	67,100	648,186
YPF S.A. ‐ Sponsored ADR	10,800	217,620
		9,704,659

Financials 12.87%
American International Group, Inc.	13,138	733,363
Ares Capital Corp.	33,800	513,422
Bank of America Corp.(b)	96,150	1,399,944
China Everbright, Ltd.	60,000	119,120
CITIC Securities Co., Ltd. ‐ Class H	184,500	407,679
Citigroup, Inc.(b)	27,049	1,251,828
Essent Group, Ltd.(a)	3,200	65,344
JPMorgan Chase & Co.	3,900	246,480
MGIC Investment Corp.(a)	41,677	301,325
Radian Group, Inc.	8,800	112,552
Solar Capital, Ltd.	20,800	366,704
		5,517,761

Health Care 8.03%
Actelion, Ltd.	864	139,602
Aduro Biotech, Inc.(a)	7,000	90,650
Akorn, Inc.(a)	13,500	343,575
Alexion Pharmaceuticals, Inc.(a)	500	69,640
Allergan PLC(a)	1,800	389,808
Becton Dickinson and Co.	300	48,378
Boston Scientific Corp.(a)	2,300	50,416
Bristol‐Meyers Squibb Co.	4,726	341,122
Cerner Corp.(a)(b)	3,985	223,718
Corindus Vascular Robotics, Inc.(a)	77,500	81,375
Dynavax Technologies Corp.(a)	11,775	193,228
Edwards Lifesciences Corp.(a)(b)	500	53,105
HCA Holdings, Inc.(a)	940	75,783
Healthways, Inc.(a)	11,940	139,101
Jazz Pharmaceuticals PLC(a)	700	105,490
Medtronic PLC	500	39,575
Otonomy, Inc.(a)	12,200	173,972
Shire PLC ‐ ADR	1,000	187,420
Team Health Holdings, Inc.(a)	1,700	71,111
TherapeuticsMD, Inc.(a)	16,700	137,775

Semi-Annual Report | April 30, 2016	9

Clough Global Long/Short Fund	Statement of Investments

April 30, 2016 (Unaudited)

	Shares	Value
Health Care (continued)
Valeant Pharmaceuticals International, Inc.(a)	6,600	$220,176
Veracyte, Inc.(a)	8,500	49,300
Vertex Pharmaceuticals, Inc.(a)	2,600	219,284
		3,443,604

Industrials 3.54%
Allison Transmission Holdings, Inc.(b)	18,100	521,461
Armstrong World Industries, Inc.(a)(b)	7,994	326,235
Kansas City Southern	3,970	376,158
Rollins, Inc.	10,900	292,883
		1,516,737

Information Technology 10.00%
Alibaba Group Holding, Ltd. ‐ Sponsored ADR(a)	3,000	230,820
Alphabet, Inc. ‐ Class C(a)	742	514,213
Broadcom, Ltd.	1,900	276,925
Crown Castle International Corp.	4,900	425,712
Electronics For Imaging, Inc.(a)(b)	3,600	143,424
Facebook, Inc. ‐ Class A(a)(b)	5,049	593,661
Lam Research Corp.	7,864	600,810
Microsoft Corp.	6,900	344,103
Monolithic Power Systems, Inc.(b)	3,700	230,954
Nintendo Co., Ltd.	1,529	217,782
Palo Alto Networks, Inc.(a)	800	120,696
salesforce.com, Inc.(a)	4,400	333,520
SCREEN Holdings Co., Ltd.	13,000	106,053
Western Digital Corp.(b)	3,728	152,345
		4,291,018

Materials 1.06%
Axalta Coating Systems, Ltd.(a)	12,300	350,181
Chr Hansen Holding A/S	1,662	103,432
		453,613

Real Estate 5.55%
American Capital Agency Corp.(b)	23,600	433,532
American Capital Mortgage Investment Corp.	17,100	253,593
Annaly Capital Management, Inc.(b)	16,800	175,056
Colony Capital, Inc. ‐ Class A	6,300	111,384
Community Healthcare Trust, Inc.	15,300	278,460
Ladder Capital Corp.	10,700	127,437
Starwood Property Trust, Inc.	23,100	447,216
Takara Leben Co., Ltd.	18,100	121,120

	Shares	Value
Real Estate (continued)
Two Harbors Investment Corp.(b)	55,200	$432,216
		2,380,014

Telecommunication Services 1.10%
China Mobile, Ltd.	41,000	470,156

TOTAL COMMON STOCKS (Cost $37,825,254)		39,633,158

EXCHANGE TRADED FUNDS 1.20%
Market Vectors® Gold Miners ETF	11,200	289,296
SPDR® Gold Shares(a)	1,800	222,570
		511,866

TOTAL EXCHANGE TRADED FUNDS (Cost $507,141)		511,866

PARTICIPATION NOTES 1.83%
Consumer Staples 0.78%
Kweichow Moutai Co., Ltd. ‐ Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/09/2017	8,625	334,120

Industrials 1.05%
Shanghai International Airport Co., Ltd. ‐ Class A (Loan Participation issued by Morgan Stanley Asia Products), expiring 08/11/2017	41,600	174,560
Zhengzhou Yutong Bus Co., Ltd. ‐ Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 10/27/2017	87,750	277,547
		452,107
TOTAL PARTICIPATION NOTES (Cost $779,215)		786,227

10	www.cloughglobal.com

Clough Global Long/Short Fund	Statement of Investments

April 30, 2016 (Unaudited)

	Shares	Value
SHORT‐TERM INVESTMENTS 3.95%
Money Market Fund 3.95%
BlackRock Liquidity Funds, T‐Fund Portfolio ‐ Institutional Class (0.199% 7‐day yield)	1,695,197	$1,695,197

TOTAL SHORT‐TERM INVESTMENTS (Cost $1,695,197)		1,695,197

Total Investments ‐ 99.40% (Cost $40,806,807)		42,626,448

Assets in Excess of Other Liabilities ‐ 0.60%		257,995

NET ASSETS ‐ 100.00%		$42,884,443

SCHEDULE OF SECURITIES SOLD SHORT(a)	Shares	Value
COMMON STOCKS (29.06%)
Consumer Discretionary (4.32%)
Beazer Homes USA, Inc.	(19,900)	(163,578)
Bridgestone Corp.	(3,300)	(127,658)
CBS Corp. ‐ Class B	(1,900)	(106,229)
Chipotle Mexican Grill, Inc.	(345)	(145,234)
Garmin, Ltd.	(2,600)	(110,838)
Lowe's Cos., Inc.	(1,400)	(106,428)
Macy's, Inc.	(2,400)	(95,016)
McDonald's Corp.	(800)	(101,192)
NIKE, Inc. ‐ Class B	(1,700)	(100,198)
Staples, Inc.	(9,600)	(97,920)
Target Corp.	(1,300)	(103,350)
Tiffany & Co.	(3,000)	(214,050)
Under Armour, Inc. ‐ Class A	(1,200)	(52,728)
Under Armour, Inc. ‐ Class C	(1,200)	(48,960)
Urban Outfitters, Inc.	(3,196)	(96,903)
Williams‐Sonoma, Inc.	(3,100)	(182,218)
		(1,852,500)

Consumer Staples (4.81%)
Campbell Soup Co.	(2,800)	(172,788)
ConAgra Foods, Inc.	(3,800)	(169,328)
General Mills, Inc.	(2,800)	(171,752)
Hormel Foods Corp.	(2,700)	(104,085)
Kellogg Co.	(2,200)	(168,982)
Kimberly‐Clark Corp.	(1,000)	(125,190)
Monster Beverage Corp.	(2,200)	(317,284)
PepsiCo, Inc.	(1,700)	(175,032)
Philip Morris International, Inc.	(1,700)	(166,804)
The Procter & Gamble Co.	(2,500)	(200,300)
Tyson Foods, Inc. ‐ Class A	(2,600)	(171,132)
Wal‐Mart Stores, Inc.	(1,800)	(120,366)
		(2,063,043)

SCHEDULE OF SECURITIES SOLD SHORT(a) (continued)	Shares	Value
Energy (2.33%)
Atwood Oceanics, Inc.	(22,100)	$(213,486)
Noble Corp., PLC	(25,800)	(289,734)
Rowan Cos., PLC ‐ Class A	(11,900)	(223,839)
Transocean, Ltd.	(24,600)	(272,568)
		(999,627)

Financials (4.77%)
ABN AMRO Group NV	(4,927)	(105,330)
American Express Co.	(4,000)	(261,720)
BNP Paribas S.A.	(1,680)	(88,951)
Credit Suisse Group AG ‐ Sponsored ADR	(8,600)	(130,806)
Deutsche Bank AG	(14,100)	(267,336)
Greenhill & Co., Inc.	(10,358)	(228,083)
Intesa Sanpaolo SpA	(61,715)	(171,014)
Itau Unibanco Holding S.A. ‐ Preference Shares, Sponsored ADR	(35,030)	(333,836)
Societe Generale S.A.	(1,706)	(66,906)
Synchrony Financial	(9,600)	(293,472)
United Overseas Bank, Ltd.	(6,974)	(96,454)
		(2,043,908)

Health Care (0.75%)
Eli Lilly & Co.	(3,400)	(256,802)
Varian Medical Systems, Inc.	(810)	(65,756)
		(322,558)

Industrials (6.55%)
Air France‐KLM	(18,669)	(167,424)
The Boeing Co.	(3,300)	(444,840)
Carillion PLC	(29,000)	(124,578)
Caterpillar, Inc.	(4,020)	(312,434)
Deutsche Lufthansa AG	(14,518)	(225,419)
Flowserve Corp.	(2,500)	(122,025)
International Consolidated Airlines Group S.A.	(33,729)	(258,737)
Metso OYJ	(8,893)	(213,740)
Petrofac, Ltd.	(4,900)	(60,499)
Sandvik AB	(26,177)	(268,601)
Sembcorp Industries, Ltd.	(39,000)	(83,809)
Spirit AeroSystems Holdings, Inc. ‐ Class A	(3,600)	(169,740)
WSP Global, Inc.	(2,200)	(74,011)
WW Grainger, Inc.	(1,218)	(285,645)
		(2,811,502)

Information Technology (4.86%)
Analog Devices, Inc.	(4,900)	(275,968)
First Data Corp. ‐ Class A	(12,800)	(145,792)
International Business Machines Corp.	(7,215)	(1,052,957)

Semi-Annual Report | April 30, 2016	11

Clough Global Long/Short Fund	Statement of Investments

April 30, 2016 (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT(a) (continued)	Shares	Value
Information Technology (continued)
Knowles Corp.	(14,400)	$(192,528)
Mobileye NV	(3,400)	(129,710)
NETGEAR, Inc.	(3,500)	(148,400)
Nippon Electric Glass Co., Ltd.	(25,000)	(137,453)
		(2,082,808)

Materials (0.67%)
Cliffs Natural Resources, Inc.	(43,500)	(229,245)
Potash Corp. of Saskatchewan, Inc.	(3,400)	(60,248)
		(289,493)

TOTAL COMMON STOCKS (Proceeds $12,134,221)		(12,465,439)

EXCHANGE TRADED FUNDS (4.90%)
iShares® Russell 2000® ETF	(3,100)	(348,316)
Market Vectors® Semiconductor ETF	(13,000)	(681,980)
SPDR® S&P Retail ETF	(12,300)	(543,660)
Technology Select Sector SPDR® Fund	(12,500)	(526,625)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $2,111,812)		(2,100,581)

PREFERRED STOCKS (0.65%)
Financials (0.65%)
Banco Bradesco S.A. ‐ ADR	(37,272)	(278,422)

TOTAL PREFERRED STOCKS (Proceeds $230,956)		(278,422)

TOTAL SECURITIES SOLD SHORT (Proceeds $14,476,989)		$(14,844,442)

(a)	Non-income producing security.
(b)
Pledged security; a portion or all of the security is pledged as collateral for total return swap contracts and securities sold short. As of April 30, 2016, the aggregate market value of those securities was $4,967,002 representing 11.58% of net assets. (See Note 1)

12	www.cloughglobal.com

Clough Global Long/Short Fund	Statement of Investments

April 30, 2016 (Unaudited)

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Depreciation
Morgan Stanley	Hermes Microvision, Inc.	$(92,318)	750 bps ‐ 1D FEDEF	1 D FEDEF	10/27/2017	$(31,081)
		$(92,318)				$(31,081)

Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)
AB - Aktiebolag is the Swedish equivalent of the term corporation
ADR - American Depositary Receipt
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders
A/S - Aktieselskab, Joint Stock Company in Denmark
bps - Basis Points
ETF -  Exchange Traded Fund
Ltd. - Limited
NV - Naamloze Vennootschap (Dutch: Limited Liability Company)
OYJ - Osakeyhtio is the Finnish equivalent of a public limited company.
PLC - Public Limited Company
S.A. - Generally designates corporations in various countries, mostly those employing the civil law.
SpA - Societa` Per Azioni is an Italian shared company
S&P - Standard & Poor's
SPDR - Standard & Poor's Depositary Receipt

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by the Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2016	13

Clough Global Long/Short Fund	Statement of Assets and Liabilities

April 30, 2016 (Unaudited)

ASSETS:

Investments, at value (Cost - see below)	$42,626,448
Cash	52,281
Foreign currency, at value (Cost $57,084)	55,608
Deposit with broker for securities sold short and total return swap contracts	14,018,553
Dividends receivable	20,007
Receivable for investments sold	4,260,349
Prepaid expenses and other assets	83,011
Total Assets	61,116,257

LIABILITIES:

Securities sold short (Proceeds $14,476,989)	14,844,442
Payable for investments purchased	3,215,423
Unrealized depreciation on total return swap contracts	31,081
Dividends payable - short sales	37,888
Interest payable - margin account	9,892
Accrued investment advisory fee	9,116
Distribution and service fees	80
Accrued legal expense	41,421
Accrued administration fee	8,990
Accrued trustees fee	2,885
Other payables and accrued expenses	30,596
Total Liabilities	18,231,814
Net Assets	$42,884,443
Cost of Investments	$40,806,807

COMPOSITION OF NET ASSETS:

Paid-in capital	$46,454,442
Accumulated net investment loss	(320,544)
Accumulated net realized loss on investment securities, futures contracts, securities sold short, total return swap contracts and foreign currency transactions	(4,668,316)
Net unrealized appreciation in value of investment securities, securities sold short, total return swap contracts and translation of assets and liabilities denominated in foreign currency	1,418,861
Net Assets	$42,884,443
PRICING OF CLASS A SHARES:
Net Assets	$27,317
Shares outstanding of no par value, unlimited shares authorized	2,938
Net Asset Value, offering and redemption price per share	$9.30
Maximum offering price per share (NAV/0.945), based on maximum sales charge of 5.50% of the offering price	$9.84
PRICING OF CLASS C SHARES:
Net Assets	$72,942
Shares outstanding of no par value, unlimited shares authorized	7,843
Net Asset Value, offering and redemption price per share	$9.30
PRICING OF CLASS I SHARES:
Net Assets	$42,784,184
Shares outstanding of no par value, unlimited shares authorized	4,594,473
Net Asset Value, offering and redemption price per share	$9.31

See Notes to the Financial Statements.

14	www.cloughglobal.com

Clough Global Long/Short Fund	Statement of Operations

For the six months ended April 30, 2016 (Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $258)	$216,709
Total Income	216,709

EXPENSES:

Investment advisory fee	279,148
Distribution and shareholder service fees:
Class A	44
Class C	198
Administration fee	34,798
Interest expense - margin account	47,791
Trustees fee	53,861
Dividend expense - short sales	155,730
Custody	22,507
Audit & Tax Services	21,383
Legal	53,896
Offering costs	63,793
Printing	2,695
Insurance	12,854
Transfer agent	9,092
Other expenses	13,608
Total Expenses Before Waivers and/or Reimbursements	771,398
Less fees waived and/or reimbursed by Adviser:
Class A	(145)
Class C	(227)
Class I	(236,417)
Net Expenses	534,609
Net Investment Loss	(317,900)

NET REALIZED GAIN/(LOSS) ON:
Investment securities	(3,674,676)
Futures contracts	(30,806)
Securities sold short	(700,915)
Total return swap contracts	(61,415)
Foreign currency transactions	(10,445)
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
Investment securities	762,780
Futures contracts	(8,524)
Securities sold short	(12,326)
Total return swap contracts	(33,538)
Translation of assets and liabilities denominated in foreign currencies	(2,224)
Net realized and unrealized loss	(3,772,089)
Net Decrease in Net Assets from Operations	$(4,089,989)

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2016	15

Clough Global Long/Short Fund	Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2016 (Unaudited)	For the Period Ended October 31, 2015(a)
OPERATIONS:

Net investment loss	$(317,900)	$(41,745)
Net realized gain/(loss) from:
Investment securities	(3,674,676)	174,140
Futures contracts	(30,806)	–
Securities sold short	(700,915)	(153,665)
Total return swap contracts	(61,415)	(3)
Foreign currency transactions	(10,445)	(169)
Net change in unrealized appreciation/(depreciation) on:
Investment securities	762,780	1,056,861
Futures contracts	(8,524)	8,524
Securities sold short	(12,326)	(355,127)
Total return swap contracts	(33,538)	2,457
Translation of assets and liabilities denominated in foreign currencies	(2,224)	(22)
Net Increase/(Decrease) in Net Assets From Operations	(4,089,989)	691,251

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Class A
Net realized gains	(100)	–
Net Decrease in Net Assets from Distributions	(100)	–

Class C
Net realized gains	(97)	–
Net Decrease in Net Assets from Distributions	(97)	–

Class I
Net realized gains	(152,783)	–
Net Decrease in Net Assets from Distributions	(152,783)	–

CAPITAL SHARE TRANSACTIONS:
Class A
Proceeds from shares sold/proceeds from subscription in-kind	3,100	25,994
Net Increase in Net Assets From Class A Capital Share Transactions	3,100	25,994

Class C
Proceeds from shares sold	49,397	25,000
Net Increase in Net Assets From Class C Capital Share Transactions	49,397	25,000

Class I
Proceeds from shares sold/proceeds from subscription in-kind	18,262,783	35,069,887
Payments for shares redeemed	(7,000,000)	–
Net Increase in Net Assets From Class I Capital Share Transactions	11,262,783	35,069,887

Total Increase in Net Assets	$7,072,311	$35,812,132

NET ASSETS:
Beginning of period	35,812,132	–
End of period*	$42,884,443	$35,812,132
*Includes accumulated net investment loss of:	$(320,544)	$(2,644)

(a)	Commencement of Operations September 30, 2015.

See Notes to the Financial Statements.

16	www.cloughglobal.com

Clough Global Long/Short Fund – Class A	Financial Highlights

For a share outstanding throughout the periods indicated

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Period September 30, 2015 (commencement) to October 31, 2015
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$10.30		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.09)		(0.02)
Net realized and unrealized gain/(loss) on investments	(0.87)		0.32
Total from Investment Operations	(0.96)		0.30

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net realized gains	(0.04)		–
Total Distributions to Common Shareholders	(0.04)		–
Net asset value - end of period	$9.30		$10.30
Total Investment Return - Net Asset Value(b)	(9.36)%		3.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$27		$27

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(c)	4.08	%(d)	6.44	%(d)
Operating expenses including fee waivers/reimbursements(c)	2.93	%(d)	2.67	%(d)
Net investment loss including fee waivers/reimbursements(c)	(1.90	)%(d)	(2.00	)%(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(c)	3.10	%(d)	5.72	%(d)
Operating expenses including fee waivers/reimbursements(c)	1.95	%(d)	1.95	%(d)
Net investment loss including fee waivers/reimbursements(c)	(0.92	)%(d)	(1.28	)%(d)

PORTFOLIO TURNOVER RATE(e)	120%		22%

(a)	Per share amounts are based upon average shares outstanding.
(b)
Total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the fund level.

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2016	17

Clough Global Long/Short Fund – Class C	Financial Highlights

For a share outstanding throughout the periods indicated

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Period September 30, 2015 (commencement) to October 31, 2015
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$10.30		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.12)		(0.02)
Net realized and unrealized gain/(loss) on investments	(0.84)		0.32
Total from Investment Operations	(0.96)		0.30

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net realized gains	(0.04)		–
Total Distributions to Common Shareholders	(0.04)		–
Net asset value - end of period	$9.30		$10.30
Total Investment Return - Net Asset Value(b)	(9.36)%		3.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$73		$26

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(c)	4.73	%(d)	7.09	%(d)
Operating expenses including fee waivers/reimbursements(c)	3.58	%(d)	3.32	%(d)
Net investment loss including fee waivers/reimbursements(c)	(2.50	)%(d)	(2.66	)%(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(c)	3.75	%(d)	6.37	%(d)
Operating expenses including fee waivers/reimbursements(c)	2.60	%(d)	2.60	%(d)
Net investment loss including fee waivers/reimbursements(c)	(1.52	)%(d)	(1.94	)%(d)

PORTFOLIO TURNOVER RATE(e)	120%		22%

(a)	Per share amounts are based upon average shares outstanding.
(b)
Total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the fund level.

See Notes to the Financial Statements.

18	www.cloughglobal.com

Clough Global Long/Short Fund – Class I	Financial Highlights

For a share outstanding throughout the periods indicated

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Period September 30, 2015 (commencement) to October 31, 2015
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$10.30		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.07)		(0.01)
Net realized and unrealized gain/(loss) on investments	(0.88)		0.31
Total from Investment Operations	(0.95)		0.30

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net realized gains	(0.04)		–
Total Distributions to Common Shareholders	(0.04)		–
Net asset value - end of period	$9.31		$10.30
Total Investment Return - Net Asset Value(b)	(9.26)%		3.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$42,784		$35,760

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(c)	3.73	%(d)	5.62	%(d)
Operating expenses including fee waivers/reimbursements(c)	2.58	%(d)	2.32	%(d)
Net investment loss including fee waivers/reimbursements(c)	(1.54	)%(d)	(1.66	)%(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(c)	2.75	%(d)	4.90	%(d)
Operating expenses including fee waivers/reimbursements(c)	1.60	%(d)	1.60	%(d)
Net investment loss including fee waivers/reimbursements(c)	(0.56	)%(d)	(0.94	)%(d)

PORTFOLIO TURNOVER RATE(e)	120%		22%

(a)	Per share amounts are based upon average shares outstanding.
(b)
Total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the fund level.

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2016	19

Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2016 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The Clough Funds Trust (the “Trust”) is an open‐end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized under the laws of the state of Delaware on March 17, 2015. The Trust currently offers shares of beneficial interest (“shares”) of the Fund. The Fund’s commencement date is September 30, 2015. The Fund is a diversified investment company with an investment objective to seek to provide long‐term capital appreciation. The Fund currently offers three Classes of shares: Classes A, C and I. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structure. As of April 30, 2016, 45.23% of the Fund is owned by affiliated parties. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company for financial reporting purposes under GAAP.

The net asset value per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when a Fund is not open for business. As a result, each Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund.

Investment Valuation: Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over‐the‐counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Fund prices its portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board‐appointed fair valuation committee. Debt securities for which the over‐the‐counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board of Trustees, debt securities (including short‐term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional‐size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security.

A three‐tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent  of the reporting entity. Unobservable inputs are inputs that  reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

20	www.cloughglobal.com

Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2016 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of April 30, 2016, in valuing the Fund’s investments carried at value.  The Fund recognizes transfers between the levels as of the end of the period in which the transfer occurred. There were no transfers between Levels 1 and 2 during the period ended April 30, 2016.

Clough Global Long/Short Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$39,633,158	$–	$–	$39,633,158
Exchange Traded Funds	511,866	–	–	511,866
Participation Notes	–	786,227	–	786,227
Short‐Term Investments	1,695,197	–	–	1,695,197
TOTAL	$41,840,221	$786,227	$–	$42,626,448

Other Financial Instruments
Liabilities
Securities Sold Short
Common Stocks	(12,465,439)	–	–	(12,465,439)
Exchange Traded Funds	(2,100,581)	–	–	(2,100,581)
Preferred Stocks	(278,422)	–	–	(278,422)
Total Return Swap Contracts**	–	(31,081)	–	(31,081)
TOTAL	$(14,844,442)	$(31,081)	$–	$(14,875,523)

*	For detailed industry descriptions, see the accompanying Statement of Investments.
**	Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital believes the price provided is not reliable, securities of the Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of the Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Fund’s Fair Value Procedures and reports quarterly to the Board of Trustees on the results of those meetings.

For the period ended April 30, 2016, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Offering Costs: The Fund incurred offering costs during the period ended April 30, 2016. These offering costs, including fees for printing initial prospectuses, legal and registration fees, were amortized over the first twelve months from the inception date of the Fund. Amount amortized during the period ended April 30, 2016 is shown on the Fund’s Statement of Operations. The remaining amount to be amortized, $58,762, is included in Prepaid expenses and other assets on the Fund's Statement of Assets and Liabilities.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b‐1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Semi-Annual Report | April 30, 2016	21

Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2016 (Unaudited)

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of and during the period ended April 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund plans to file U.S. Federal and various state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Fund normally pays dividends on an annual basis. Any net capital gains earned by the Fund are distributed annually. Distributions to shareholders are recorded by the Fund on the ex‐dividend date.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income and dividend expense‐short sales are recorded on the ex‐dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex‐dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes. All of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is reported with investment securities realized and unrealized gains and losses in the Fund’s Statement of Operations.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency spot contracts are reported in the Fund’s Statements of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction, excluding investment securities. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

Exchange Traded Funds: The Fund may invest in Exchange Traded Funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker‐dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

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Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2016 (Unaudited)

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker‐dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. The cash amount is reported on the Statement of Assets and Liabilities as Deposit with broker for securities sold short which is held with one counterparty. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred by the Fund is reported on the Statement of Operations as Interest expense – margin account. Interest amounts payable are reported on the Statement of Assets and Liabilities as Interest payable – margin account.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against‐the‐box). In a short sale against‐the‐box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against‐the‐box by delivering newly acquired stock. Since the Fund intends to hold securities sold short for the short term, these securities are excluded from the purchases and sales of investment securities in Note 4 and the Fund’s Portfolio Turnover in the Financial Highlights.

Derivative Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts, including, but not limited to, forward foreign currency contracts, futures, options and swaps. The Fund may use derivatives, among other reasons, as part of the Fund’s investment strategy, to attempt to employ its currency strategies, to seek to hedge against foreign exchange risk, and to gain access to foreign markets.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to its investment objective, but the additional risks from investing in derivatives. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Market Risk Factors: In addition, in pursuit of its investment objectives, the Fund may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Futures Contracts: The Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If the Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If the Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by the Fund. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. The cash amount is reported on the Statement of Assets and Liabilities as Deposit with broker for futures contracts which is held with one counterparty.

Semi-Annual Report | April 30, 2016	23

Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2016 (Unaudited)

The Fund enters into such transactions for hedging and other appropriate risk‐management purposes or to increase return. While the Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange‐traded futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange‐traded and the exchange’s clearinghouse, as counterparty to all exchange‐traded futures contracts, guarantees the futures contracts against default.

Swaps: During the period, the Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts. The cash amount is reported on the Statement of Assets and Liabilities as Deposit with broker for total return swap contracts which is held with one counterparty.

During the period ended April 30, 2016, the Fund invested in swap agreements consistent with the Fund’s investment strategies to seek to hedge against foreign exchange risk or to gain exposure to certain markets or indices.

The effect of derivatives instruments on the Fund’s Statement of Assets and Liabilities as of April 30, 2016:

	Liability Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	$31,081
Total		$31,081

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Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2016 (Unaudited)

The effect of derivatives instruments on the Fund’s Statement of Operations for the period ended April 30, 2016:

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Foreign Currency Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$(30,806)	$(8,524)
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	(61,415)	(33,538)
Total		$(92,221)	$(42,062)

The average futures contracts volume during the period ended April 30, 2016 is 8 contracts.

The average total return swap contracts notional amount during the period ended April 30, 2016 is $208,245.

Certain derivative contracts are executed under either standardized netting agreements or, for exchange‐traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set‐off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of April 30, 2016.

Offsetting of Derivatives Liabilities

April 30, 2016
				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Pledged(a)	Net Amount
Total Return Swap Contracts	$31,081	$–	$31,081	$(31,081)	$–	$–
Total	$31,081	$–	$31,081	$(31,081)	$–	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged which is disclosed in the Statement of Investments.

Counterparty Risk: The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over‐the‐counter derivatives contract or the obligor of an obligation underlying an asset‐backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that the Fund uses over‐the‐counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund.

Semi-Annual Report | April 30, 2016	25

Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2016 (Unaudited)

Other Risk Factors: Investing in the Fund may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Fund. These events may have adverse effects on the Fund such as a decline in the value and liquidity of many securities held by the Fund, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may cause the securities held by the Fund to be subject to larger short‐term declines in value.

The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non‐U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

2. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. There were no distributions for the period ended October 31, 2015.

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax costs as of April 30, 2016, was as follows:

Gross appreciation (excess of value over tax cost)	$1,675,058
Gross depreciation (excess of tax cost over value)	(1,165,379)
Net unrealized appreciation	$509,679
Cost of investments for income tax purposes	$42,116,769

The difference between book and tax basis unrealized appreciation is attributable primarily to wash sales and tax treatment of certain other investments.

26	www.cloughglobal.com

Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2016 (Unaudited)

3. CAPITAL TRANSACTIONS

Common Shares: There is an unlimited number of shares of beneficial interest with no par value per share. Shares redeemed within 30 days of purchase may incur a 2.00% redemption fee deducted from the redemption amount. For the period ended April 30, 2016 there were no redemption fees charged.

	For the Six Months Ended April 30, 2016 (Unaudited)	For the Period September 30, 2015 (commencement) to October 31, 2015
Class A:
Beginning of period	2,600	–
Shares sold	338	2,600
Net increase in shares outstanding	338	2,600
Shares outstanding, end of period	2,938	2,600
Class C:
Beginning of period	2,500	–
Shares sold	5,343	2,500
Net increase in shares outstanding	5,343	2,500
Shares outstanding, end of period	7,843	2,500
Class I:
Beginning of period	3,472,903	–
Shares sold	1,828,641	3,472,903
Shares redeemed	(707,071)	–
Net increase in shares outstanding	1,121,570	3,472,903
Shares outstanding, end of period	4,594,473	3,472,903

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding securities sold short intended to be held for less than one year, short‐term securities, and Long Term U.S. Government obligations, for the period ended April 30, 2016, are listed in the table below.

Cost of Investments Purchased	Proceeds From Investments Sold
$53,993,526	$39,827,268

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement: Clough Capital Partners L.P. (the “Adviser” or “Clough Capital”) will serve as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, the Adviser receives an annual investment advisory fee of 1.35% based on the Fund’s average daily net assets, paid monthly. The Adviser has agreed contractually to limit the operating expenses of each class of the Fund (excluding Rule 12b‐1 Distribution and Service Fees, Shareholder Services Fees, acquired fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, and litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.60% through September 30, 2017. The Adviser is permitted to recover, on a class‐by‐class basis, any fees waived and/or expenses reimbursed pursuant to the waiver agreement described above to the extent that such recovery does not cause total annual operating expenses to exceed the expense limitation in effect (i) at the time the fees and/or expenses to be recovered were waived and/or reimbursed and (ii) at the time of such recovery. The Adviser will not be entitled to recover any such waived or reimbursed fees and expenses more than three years after the end of the fiscal year in which the fees were waived or expenses were  reimbursed. The Adviser may not terminate this waiver arrangement without the approval of the Fund’s Board of Trustees.

Semi-Annual Report | April 30, 2016	27

Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2016 (Unaudited)

As of October 31, 2015, the balances of future recoupable expenses were as follows:

	Expires in 2018	Total
Class A	$(85)	$(85)
Class C	$(82)	$(82)
Class I	$(83,042)	$(83,042)

Administration Agreement: The Fund currently employs ALPS Fund Services, Inc. (“ALPS”) under an administration agreement to provide certain administrative services to the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee based on the Fund’s average daily net assets, paid monthly.

Transfer Agency and Service Agreement: ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Fund.

Distribution and Shareholder Services Plan: The Fund has adopted a separate plan of distribution for Class A and Class C shares, pursuant to Rule 12b‐1 under the Investment Company Act of 1940 (“1940 Act”) (each, a “Plan” and collectively, the “Plans”). ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the Fund’s distributor.

The Plans allow the Fund, as applicable, to use Class A and Class C assets to pay fees in connection with the distribution and marketing of Class A and Class C shares and/or the provision of ongoing servicing for the benefit of shareholders. Each Plan permits payment for services in connection with the administration of plans or programs that use Class A and/or Class C shares of the Fund as their funding medium and for related expenses.

The Plans permit the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class A shares, and 1.00% of the Fund’s average daily net assets attributable to its Class C shares. Because these fees are paid out of the Fund’s Class A and Class C shares, respectively, on an ongoing basis, over time they will increase the cost of an investment in Class A and Class C shares. For example, the Class C Plan fees may cost an investor more than the Class A Plan sales charges over time.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or the provision of on‐going servicing for the benefit of shareholders performed by such financial intermediaries for their customers who are investors in the Fund. Financial intermediaries may from time to time be required to meet certain additional criteria in order to continue to receive 12b‐1 fees. For Class C shares, the Distributor is entitled to retain all fees paid under the Plan for the first 12 months on any investment in Class C Shares to recoup the expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for Class C Plan compensation beginning in the 13th month following the purchase of Class C Shares, although the Distributor may, pursuant to a written agreement between the Distributor and a particular financial intermediary, pay such financial intermediary 12b‐1 fees prior to the 13th month following the purchase of Class C Shares. The Distributor may retain some or all compensation payable pursuant to the Plans under certain circumstances, such as when a financial intermediary is removed as the broker of record or a financial intermediary fails to meet certain qualification standards to be eligible to continue to be the broker of record.

Shareholder Services Plan for Class A Shares: The Fund has adopted a non‐12b‐1 shareholder services plan (the “Services Plan”) with respect to the Fund’s Class A shares. Under the Services Plan, the Fund is authorized to pay financial intermediaries an aggregate fee in an amount not to exceed on an annual basis 0.10% of the average daily net asset value of the Class A shares of the Fund attributable to or held in the name of the financial intermediary for its clients as compensation for maintaining customer accounts that hold Fund shares. These activities may include, but are not limited to, establishing and maintaining Fund shareholder accounts on a transaction processing and record keeping system, providing Fund shareholders with the ability to access current Fund information, including without limitation, share balances, dividend information and transaction history, and permitting the Fund’s transfer agent to receive order instructions from or on behalf of Fund shareholders for the purchase or redemption of Shares. None of these activities include distribution services. Any amount of the Services Plan fees not paid during the Fund’s fiscal year for such servicing shall be reimbursed to the Fund.

6. INDEMNIFICATION

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

7. OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $4,000, plus $2,250 for each regular Board or Committee meeting attended, $1,000 for each special telephonic Board or Committee meeting attended and $2,250 for each special in‐person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out‐of‐pocket expenses relating to attendance at meetings.

28	www.cloughglobal.com

Clough Global Long/Short Fund	Additional Information

April 30, 2016 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

The Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Fund’s website at http://www.cloughglobal.com. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund for the period ended June 30, are available without charge, upon request, by contacting the Funds at 1‐877‐256‐8445 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N–Q within 60 days after the end of the period. Copies of the Fund’s Form N–Q are available without a charge, upon request, by contacting the Fund at 1–877–256–8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N–Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1–800–SEC–0330.

Semi-Annual Report | April 30, 2016	29

Must be accompanied or preceded by a prospectus.

ALPS Portfolio Solutions Distributor, Inc. is the distributor for the Clough Global Long/Short Fund.

Item 2.   Code of Ethics.

Not applicable to this report.

Item 3.   Audit Committee Financial Expert.

Not applicable to this report.

Item 4.   Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.       Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6.   Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End  Management Investment Companies.

Not applicable to the registrant.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this report and have concluded that the registrant’s disclosure controls and procedures were effective as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR is filed herewith as Exhibit 12(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH FUNDS TRUST

By:	/s/Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	July 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH FUNDS TRUST

By:	/s/Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	July 8, 2016

By:	/s/Patrick D. Buchanan
Patrick D. Buchanan
Treasurer/Principal Financial Officer

Date:	July 8, 2016